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                                                                   Exhibit 10.5


                       FIRST AMENDMENT OF REVOLVING LINE
                       OF CREDIT AGREEMENT AND REVOLVING
                         LINE OF CREDIT PROMISSORY NOTE



              THIS AGREEMENT (this Agreement) is made and entered into this 29th day of January, 1999, by and between MONEY SERVICES, INC., a Delaware corporation (hereinafter referred to as the "Lender"). THE WMA CORPORATION, a Delaware corporation (hereinafter referred to as the "Borrower")

                             W I T N E S S E T H:

              WHEREAS, Lender and Borrower have heretofore executed and delivered that certain Revolving Line of Credit Agreement dated September 30, 1998 (hereinafter referred to as the "Loan Agreement") wherein Lender agreed to extend credit to Borrower in an amount not to exceed the aggregate sum of $10,000,000 (hereinafter referred to as the "Loan Indebtedness");

              WHEREAS, the Loan Indebtedness is evidenced by that certain Revolving Line of Credit Promissory Note dated September 30, 1998 from Borrower payable to the order of Lender in the original face principal amount of $10,000,000 (hereinafter referred to as the "Note");

              WHEREAS, Borrower has requested and Lender has agreed to extend the maturity date of the Note as hereinafter set forth.

              NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 ($10.00) Dollars in hand paid by Borrower to Lender, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower do hereby agree as follows:

              1. The second full paragraph of the Note is hereby deleted in its entirety and the following new paragraph is inserted in lieu thereof:

              "The entire outstanding principal balance hereof, together with all accrued but unpaid interest thereon, shall be due and payable in full on April 1, 1999.

              2. All references in the Loan Agreement to the Note shall mean the Note, as modified by this Agreement.

              3. Borrower hereby agrees that no action, inaction or agreement by Lender, including without limitation, any indulgence, waiver or agreement to extend time for the performance by Borrower, which may have occurred with respect to any matter relating to the credit extended pursuant to the Loan Agreement, as hereby amended, shall require or imply any future indulgence or waiver by Lender or any further agreement by Lender shall extend any time for performance by the Borrower.
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               4.    Borrower does hereby reaffirm and restate, as of the date
hereof, all covenants, representations, and warranties set forth in the Loan Agreement.

               5. Except as expressly amended and modified herein, all terms, covenants and provisions of the Note and Loan Agreement shall remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Note and Loan Agreement as modified herein.

               6. Nothing herein contained shall affect or be construed to affect the lien of the Loan documents nor shall this Agreement constitute a novation of the Loan Indebtedness.

               IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal as of the day and year first above written.


                                   LENDER:

                                   MONEY SERVICES, INC., a Delaware corporation


                                   By: /s/ Patrick De Palma
                                       ----------------------------------------
                                       PATRICK DE PALMA
                                       President


                                             (CORPORATE SEAL)


                                   BORROWER:

                                   THE WMA CORPORATION
                                   a Delaware corporation



                                   By: /s/ Thomas W. Montgomery
                                       -----------------------------------------
                                       THOMAS W. MONTGOMERY
                                       Executive Vice President

                                             (CORPORATE SEAL)